SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                Current Report Pursuant to Section 13 or 15(d) of
                       The Securities Exchange Act of 1934




       Date of Report (Date of Earliest Event Reported) November 23, 2004
                                                        -----------------


                 Pope Resources, A Delaware Limited Partnership
             (Exact name of registrant as specified in its charter)



                  Delaware                               91-1313292
                  --------                               ----------
      (State or other jurisdiction of                 (I.R.S. Employer
       incorporation or organization)                 Identification No.)



                19245 Tenth Avenue NE, Poulsbo, Washington  98370
                ----------------------------------------------------
               (Address of principal executive offices)   (ZIP Code)


        Registrant's telephone number, including area code (360) 697-6626
                                                           --------------


                                 NOT APPLICABLE
                                 --------------
         (Former name or former address, if changed since last report.)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (SEE General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

                    INFORMATION TO BE INCLUDED IN THE REPORT
                    ----------------------------------------


Item 1.01:   ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT

Pope Resources (Nasdaq:POPEZ) announced today that its subsidiary, Olympic Resource Management LLC, has entered into an agreement in principle to manage nearly 525,000 acres of timberland in Washington and Oregon. Contract finalization is contingent upon bankruptcy court confirmation of a third-party debtor's reorganization plan currently scheduled for the end of this year. Other terms of the agreement were not disclosed.



SIGNATURES
----------


Pursuant to the requirements of Section 13 of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.


                                 POPE RESOURCES, A DELAWARE LIMITED PARTNERSHIP


DATE: November 23, 2004              BY:  /s/ Thomas M. Ringo
                                          -------------------
                                     Thomas M. Ringo
                                     Vice President and Chief Financial Officer,
                                     Pope Resources, A Delaware Limited
                                     Partnership, and Pope MGP, Inc., General
                                     Partner